Blugrass Energy Acquires Additional 3D Seismic on Canyon Project

CALGARY, AB--(Marketwire - ) - Blugrass Energy Inc. (OTC.BB:BLUG - News) is pleased to announce it has acquired additional 3D seismic data from Perto Grande, LLC for an additional 8 potential locations.  All of the well locations passed a 3D seismic attribute test for coherency, inversion and instantaneous frequency.  While the Canyon Sands zone is at 6300’ in depth there are other varied anomalies seen at varying depths, 3400-3700, 4100-4500 and 5200-5500.

Petro Grande has designated over 75 locations on lands located on the Soto Lease (Canyon Wells) that it believes would be economic to drill. In addition Petro Grande has identified 75 targets for Strawn and Ellenburger formations. The three main natural gas formations are Canyon Sands which are approximately 6,300' in depth; Strawn formation, approximately 12,000' in depth; and the Ellenburger is approximately 14,000' in depth.

Blugrass Energy, Inc. is a development stage oil and gas development and exploration company based in the United States that is traded on the Over the Counter Bulletin Board under the Symbol BLUG. The goal of BLUG is to grow through internally generated and developed prospects, participation with industry partners in oil and gas exploration and in targeted joint ventures.

Nearby development activity is robust with major industry players and excellent regional infrastructure which provides access to local and international markets. A few of the companies adjacent to the properties are Chevron, Occidental Petroleum, Anadarko Petroleum and Chesapeake to name a few.

Mr. Berscht, President of Blugrass Energy Inc., states, "We look to mitigate risk by having access to 3D data and Petro Grande experts, having this type of data significantly increases the chance of drilling success."

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THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

Contact:

Contact:
Blugrass Energy Inc.
Tony Collins
1-877-511-0110

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